UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund:	Managed Account Series
BlackRock GA Disciplined Volatility Equity Fund
BlackRock GA Dynamic Equity Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series,

    50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2024

Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Semi-Annual Report (Unaudited)

Managed Account Series

•	BlackRock GA Disciplined Volatility Equity Fund
•	BlackRock GA Dynamic Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.

While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Investment Objective

BlackRock GA Disciplined Volatility Equity Fund’s (the “Fund”) investment objective is to seek to provide risk-adjusted total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, all of the Fund’s share classes outperformed its benchmark, the MSCI ACWI Minimum Volatility (USD) Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

Positive contributions to the Fund’s performance relative to the benchmark over the six-month period were led by security selection within and overweights to the information technology and consumer staples sectors. Security selection within communication services was also additive. An underweight to utilities positively impacted performance although this contribution was partially offset by security selection within the sector. Exposure to cash and cash equivalents also contributed to performance over the period.

The largest detractor for the period was security selection within the consumer discretionary and financials sectors.

Describe recent portfolio activity.

During the reporting period, the Fund’s overall equity allocation decreased from 92% to 90% of net assets. On a sector basis, the Fund increased its exposure to information technology, consumer discretionary and communication services, and decreased exposure to industrials, utilities, healthcare, materials and consumer staples. From a regional perspective, the Fund increased exposure to the United States, and decreased exposure to developed Europe, Canada, Japan and select emerging markets.

Reflecting the changes in the Fund’s overall allocations to equity during the period, the Fund’s exposure to cash and cash equivalents increased from 8% to 10% of net assets. During the period, cash helped manage portfolio volatility and served as a source of funds for new investments. Exposure to cash and cash equivalents contributed to performance over the period.

The Fund used derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates, and movements in the securities markets. During the period, the use of derivatives modestly detracted from the Fund’s performance.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight the information technology and consumer discretionary sectors and underweight communication services, utilities, healthcare, materials, financials, industrials, consumer staples and real estate. From a regional perspective, the Fund was overweight Europe and Latin America, and underweight the United States, Asia and the Middle East.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
Institutional	(2.91)%	10.55%	7.17%	5.70%
Class K	(2.82)	10.68	7.24	5.76
MSCI ACWI Minimum Volatility (USD) Index(d)	(4.74)	3.57	4.35	4.48

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	The Fund commenced operations on June 1, 2017.
(d)

An unmanaged index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain developed and emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

4	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2023 (continued)	BlackRock GA Disciplined Volatility Equity Fund

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$970.90	$2.73		$1,000.00	$1,022.37	$2.80		0.55%
Class K	1,000.00	971.80	2.48		1,000.00	1,022.62	2.54		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	3.7%
Novo Nordisk A/S, Class B	2.0
Cadence Design Systems, Inc.	2.0
ASML Holding NV	1.8
LVMH Moet Hennessy Louis Vuitton SE	1.5
Visa, Inc., Class A	1.4
Mastercard, Inc., Class A	1.4
Alphabet, Inc., Class C	1.4
Costco Wholesale Corp.	1.3
Ferrari NV	1.3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	65.4%
China	7.1
Japan	7.0
Taiwan	3.5
India	2.6
South Korea	2.6
France	2.2
Netherlands	2.1
Denmark	2.0
Italy	1.5
United Kingdom	1.3
Hong Kong	1.2
Switzerland	1.0
Other#	1.4
Liabilities in Excess of Other Assets	(0.9)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2023	BlackRock GA Dynamic Equity Fund

Investment Objective

BlackRock GA Dynamic Equity Fund’s (the “Fund”) investment objective is to seek to provide total return.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended October 31, 2023, all of the Fund’s share classes underperformed its benchmark, the MSCI World Index. The following commentary and allocation percentages are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps, options (except with respect to fixed-income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

The largest detractor from the Fund’s performance relative to the benchmark for the reporting period was security selection across several sectors, most notably communication services, information technology, industrials and utilities. An overweight to and security selection within healthcare also weighed on returns.

The largest contributor to performance over the period was the Fund’s modest exposure to cash and cash equivalents. Security selection within the financials, energy and consumer staples sectors positively impacted performance, as did an underweight to consumer staples and real estate.

The Fund used derivatives, which may include options, futures, indexed securities, inverse securities, swaps, credit default swaps, contracts for difference, and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and the securities markets. During the period, the Fund’s use of derivatives modestly detracted from the Fund’s performance.

Describe recent portfolio activity.

During the period, the Fund’s overall equity allocation decreased slightly from 100% to 99% of net assets. Within equities, the Fund increased exposure to the industrials and information technology sectors, and decreased exposure to communication services, healthcare and utilities. From a regional perspective, the Fund increased exposure to select developed European markets, Japan and the United States, and reduced exposure to Europe, China and Canada.

Describe portfolio positioning at period end.

Relative to its benchmark, the Fund ended the period overweight the healthcare, energy, industrials and consumer discretionary sectors, and was underweight financials, real estate, materials, consumer staples, utilities and information technology. From a regional perspective, the Fund was primarily overweight the United States, select developed European markets and Japan, and underweight Australia, Canada, South Korea and Taiwan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Performance

		Average Annual Total Returns(a)(b)

	6-Month Total Returns	1 Year	5 Years	Since Inception	(c)
Institutional	(2.01)%	7.33%	8.02%	7.00%
Class K	(1.93)	7.44	8.08	7.06
MSCI World Index(d)	(1.59)	10.48	8.27	7.64

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)	The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
(c)	The Fund commenced operations on June 1, 2017.
(d)	A broad global equity index that captures large- and mid-cap representation across certain developed markets countries.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return
	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/23)	Ending Account Value (10/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$979.90	$2.74		$1,000.00	$1,022.37	$2.80		0.55%
Class K	1,000.00	980.70	2.49		1,000.00	1,022.62	2.54		0.50

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

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Fund Summary as of October 31, 2023 (continued)	BlackRock GA Dynamic Equity Fund

Expense Example (continued)

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	4.9%
Apple, Inc.	3.7
Amazon.com, Inc.	2.8
Alphabet, Inc., Class C	2.7
Marsh & McLennan Cos., Inc.	1.6
Nestle SA	1.6
UnitedHealth Group, Inc.	1.5
Humana, Inc.	1.4
Shell PLC	1.4
ING Groep NV, Series N	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets

United States	65.4%
Japan	6.7
France	4.7
Netherlands	4.3
United Kingdom	4.1
Switzerland	2.8
Germany	2.7
Canada	1.8
China	1.0
Other#	4.6
Other Assets Less Liabilities	1.9

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. On November 30, 2018, all issued and outstanding shares of each Fund were redesignated as Class K Shares. Institutional Shares performance shown prior to the Institutional Shares inception date of November 30, 2018 is that of Class K Shares (which have no distribution or service fees) and was restated to reflect Institutional Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Canada — 0.1%
Lululemon Athletica, Inc. (a)	538	$211,692

China — 7.1%
Baidu, Inc., Class A (a)	47,650	625,587
Bank of China Ltd., Class H	1,347,000	470,554
Bank of Communications Co. Ltd., Class H	231,000	136,638
Beijing Shiji Information Technology Co. Ltd., Class A (a)	102,000	146,635
China Construction Bank Corp., Class H	1,362,000	770,290
China Minsheng Banking Corp. Ltd., Class H	540,000	179,529
China Overseas Property Holdings Ltd.	260,000	225,805
China Railway Group Ltd., Class H	213,000	100,528
China Resources Pharmaceutical Group Ltd. (b)	839,500	521,494
China Tower Corp. Ltd., Class H (b)	7,042,000	656,671
COSCO SHIPPING Holdings Co. Ltd., Class H	642,000	652,938
DaShenLin Pharmaceutical Group Co. Ltd., Class A	72,500	235,204
Fosun International Ltd.	641,000	384,049
Foxconn Industrial Internet Co. Ltd., Class A	127,800	256,643
Haidilao International Holding Ltd. (b)	198,000	495,753
Hengdian Group DMEGC Magnetics Co. Ltd., Class A	162,200	321,879
Huaneng Power International, Inc., Class A (a)	72,300	74,935
Huaneng Power International, Inc., Class H (a)	810,000	379,041
Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	69,100	255,150
Hundsun Technologies, Inc., Class A	50,000	212,209
Industrial & Commercial Bank of China Ltd., Class H	1,153,000	552,569
JA Solar Technology Co. Ltd., Class A	51,400	156,936
Jiangxi Copper Co. Ltd., Class H	92,000	130,084
Kingboard Holdings Ltd.	163,000	396,950
Li Auto, Inc., Class A (a)	47,300	800,015
NetEase, Inc.	4,900	104,868
Nongfu Spring Co. Ltd., Class H (b)	60,000	341,744
PetroChina Co. Ltd., Class H	1,036,000	676,213
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	278,800	405,598
Shenzhen Kstar Science And Technology Co. Ltd., Class A	38,800	137,934
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	7,700	299,957
Shenzhen SC New Energy Technology Corp., Class A	77,200	767,987
Shenzhen Transsion Holdings Co. Ltd., Class A	23,820	436,279
Skshu Paint Co. Ltd., Class A (a)	30,600	248,254
Tencent Holdings Ltd.	13,600	503,319
Tongcheng Travel Holdings Ltd. (a)	352,000	672,479
Trip.com Group Ltd. (a)	9,200	313,551
Tsingtao Brewery Co. Ltd., Class H	26,000	197,172
Want Want China Holdings Ltd.	192,000	119,301
Wilmar International Ltd.	170,700	443,783
Yum China Holdings, Inc.	12,990	682,754
Yutong Bus Co. Ltd., Class A	128,200	238,224
Zhejiang Weixing New Building Materials Co. Ltd., Class A	34,800	78,178
Zhongji Innolight Co. Ltd., Class A	25,900	310,980
Zhongjin Gold Corp. Ltd., Class A	107,200	158,840

		16,275,501

Denmark — 2.0%
Novo Nordisk A/S, Class B	47,486	4,581,269

France — 2.2%
Hermes International	529	987,021

Security	Shares	Value

France (continued)
L’Oreal SA	1,910	$803,252
LVMH Moet Hennessy Louis Vuitton SE	4,697	3,362,725

		5,152,998

Germany — 0.3%
Commerzbank AG	22,583	243,570
Symrise AG, Class A	4,225	431,750

		675,320

Hong Kong — 1.2%
HKT Trust & HKT Ltd., Class SS	1,389,000	1,438,705
Hongkong Land Holdings Ltd.	256,000	811,961
MTR Corp. Ltd.	69,000	257,935
Wharf Real Estate Investment Co. Ltd.	61,000	213,380

		2,721,981

India — 2.6%
Asian Paints Ltd.	18,197	655,478
Bajaj Auto Ltd.	16,013	1,021,482
Bharat Petroleum Corp. Ltd.	102,307	428,887
Eicher Motors Ltd.	12,170	481,664
HCL Technologies Ltd.	29,937	459,186
Hindustan Unilever Ltd.	3,508	104,691
Indian Oil Corp. Ltd.	421,385	453,932
Kotak Mahindra Bank Ltd.	19,037	397,965
Sona Blw Precision Forgings Ltd. (b)	22,720	147,861
Sun Pharmaceutical Industries Ltd.	13,112	171,428
Tata Consultancy Services Ltd.	14,347	580,818
Torrent Pharmaceuticals Ltd.	31,712	733,035
UltraTech Cement Ltd.	3,231	326,990

		5,963,417

Indonesia — 0.1%
Bank Central Asia Tbk PT	428,600	236,125

Ireland — 0.4%
Jazz Pharmaceuticals PLC (a)	1,128	143,279
Kingspan Group PLC	10,280	691,832

		835,111

Italy — 1.5%
Ferrari NV	9,881	2,991,017
UniCredit SpA	16,867	422,849

		3,413,866

Japan — 7.0%
Astellas Pharma, Inc.	22,600	285,887
Bridgestone Corp.	4,400	166,519
East Japan Railway Co.	8,400	436,273
FUJIFILM Holdings Corp.	28,000	1,531,537
GMO Payment Gateway, Inc.	7,100	283,569
Japan Post Insurance Co. Ltd.	17,200	331,204
Keyence Corp.	300	116,136
Koei Tecmo Holdings Co. Ltd.	34,700	453,101
Kyocera Corp.	3,800	187,307
Kyushu Railway Co.	12,100	247,400
M3, Inc.	10,100	155,552
Makita Corp.	20,600	532,445
MEIJI Holdings Co. Ltd.	13,200	324,905
Mitsui OSK Lines Ltd.	5,500	141,995
MS&AD Insurance Group Holdings, Inc.	2,800	102,593
NIDEC Corp.	8,900	318,304
Nintendo Co. Ltd.	6,300	260,281
Nippon Paint Holdings Co. Ltd.	143,100	962,076

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Nippon Steel Corp.	9,200	$198,433
Nomura Research Institute Ltd.	27,600	724,498
Oracle Corp. Japan	8,600	610,081
Otsuka Corp.	34,500	1,383,264
Rohto Pharmaceutical Co. Ltd.	10,500	244,979
SCSK Corp.	15,000	256,054
Shiseido Co. Ltd.	37,300	1,182,987
SoftBank Corp.	90,000	1,017,617
Sompo Holdings, Inc.	4,000	173,280
Sumitomo Mitsui Financial Group, Inc.	2,600	125,341
Takeda Pharmaceutical Co. Ltd.	5,600	152,010
TIS, Inc.	33,100	708,831
Tokyo Electron Ltd.	4,900	647,475
Trend Micro, Inc.	6,700	252,487
Welcia Holdings Co. Ltd.	56,700	939,848
Yakult Honsha Co. Ltd.	7,900	186,163
ZOZO, Inc.	16,800	319,448

		15,959,880

Mexico — 0.2%
Fibra Uno Administracion SA de CV	179,054	271,824
Grupo Financiero Banorte SAB de CV, Class O	14,355	116,503
Wal-Mart de Mexico SAB de CV	33,198	118,823

		507,150

Netherlands — 2.1%
ASML Holding NV	6,922	4,160,956
BE Semiconductor Industries NV	4,441	458,754
Shell PLC	6,387	208,648

		4,828,358

Singapore — 0.1%
Oversea-Chinese Banking Corp. Ltd.	13,500	125,160

South Korea — 2.6%
DB Insurance Co. Ltd.	12,861	836,722
Doosan Bobcat, Inc.	17,072	490,496
Hanon Systems	21,273	108,550
Hanwha Aerospace Co. Ltd.	6,261	470,708
Hyundai Glovis Co. Ltd.	1,106	140,363
Hyundai Mobis Co. Ltd.	2,402	371,985
Hyundai Motor Co.	1,372	172,850
KB Financial Group, Inc.	31,189	1,188,870
Kia Corp.	3,039	173,623
Krafton, Inc. (a)	1,174	142,914
Meritz Financial Group, Inc.	11,203	416,949
Samsung C&T Corp.	7,951	628,651
Samsung Fire & Marine Insurance Co. Ltd.	3,076	588,200
Samsung Securities Co. Ltd.	5,261	137,819

		5,868,700

Sweden — 0.2%
Assa Abloy AB, Class B	24,620	524,777

Switzerland — 1.0%
Lonza Group AG, Registered Shares	4,310	1,509,379
Nestle SA, Registered Shares	4,335	467,481
STMicroelectronics NV	6,958	265,239

		2,242,099

Taiwan — 3.5%
Acer, Inc.	427,000	451,290
Advantech Co. Ltd.	17,898	183,808
ASE Technology Holding Co. Ltd.	144,000	504,141
Asustek Computer, Inc.	96,000	1,006,572

Security	Shares	Value

Taiwan (continued)
Cheng Shin Rubber Industry Co. Ltd.	192,000	$262,376
Chunghwa Telecom Co. Ltd.	242,000	865,523
Compal Electronics, Inc.	819,000	712,394
Eva Airways Corp.	691,000	585,977
Far EasTone Telecommunications Co. Ltd.	136,000	318,570
Hua Nan Financial Holdings Co. Ltd.	164,432	103,119
Lite-On Technology Corp.	196,000	610,248
Novatek Microelectronics Corp.	21,000	295,744
Quanta Computer, Inc.	238,000	1,405,225
Taiwan Mobile Co. Ltd.	46,000	135,942
Taiwan Semiconductor Manufacturing Co. Ltd.	17,000	277,653
Voltronic Power Technology Corp.	4,000	160,416
Wistron Corp.	43,000	119,906

		7,998,904

United Kingdom — 1.3%
Auto Trader Group PLC (b)	49,951	377,842
London Stock Exchange Group PLC	11,917	1,202,366
Spirax-Sarco Engineering PLC	15,103	1,507,484

		3,087,692

United States — 58.9%
3M Co.	1,564	142,246
AbbVie, Inc.	5,931	837,339
Adobe, Inc. (a)	598	318,172
AES Corp.	33,646	501,325
Alphabet, Inc., Class C (a)	24,681	3,092,529
Altria Group, Inc.	7,701	309,349
Amazon.com, Inc. (a)	1,317	175,280
American Water Works Co., Inc.	13,647	1,605,570
Amgen, Inc.	2,898	741,019
ANSYS, Inc. (a)	9,409	2,618,148
Aon PLC, Class A	1,791	554,135
Applied Materials, Inc.	1,888	249,877
AT&T, Inc.	72,624	1,118,410
Aura Biosciences, Inc. (a)	2,482	20,253
Autodesk, Inc. (a)	4,884	965,225
AutoZone, Inc. (a)	117	289,824
BioMarin Pharmaceutical, Inc. (a)	5,591	455,387
Booking Holdings, Inc. (a)	407	1,135,351
Boston Scientific Corp. (a)	2,093	107,141
Builders FirstSource, Inc. (a)	7,820	848,626
Cadence Design Systems, Inc. (a)	18,935	4,541,560
Campbell Soup Co.	10,133	409,475
Cardinal Health, Inc.	4,870	443,170
Centene Corp. (a)	18,854	1,300,549
CH Robinson Worldwide, Inc.	6,898	564,463
Cheniere Energy, Inc.	1,592	264,941
Chewy, Inc., Class A (a)	44,006	850,636
Cisco Systems, Inc.	38,309	1,997,048
Citigroup, Inc.	6,460	255,105
Clorox Co.	10,004	1,177,471
CME Group, Inc., Class A	964	205,775
Consolidated Edison, Inc.	11,000	965,690
Costco Wholesale Corp.	5,530	3,054,993
D.R. Horton, Inc.	8,129	848,668
Dell Technologies, Inc., Class C	6,212	415,645
DENTSPLY SIRONA, Inc.	7,227	219,773
Dexcom, Inc. (a)	3,024	268,622
DocuSign, Inc. (a)	7,230	281,102
Domino’s Pizza, Inc.	395	133,901
Duke Energy Corp.	5,662	503,295
Ecolab, Inc.	2,035	341,351

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Edison International	18,589	$1,172,222
Electronic Arts, Inc.	8,158	1,009,879
Eli Lilly & Co.	2,128	1,178,763
Enterprise Products Partners LP	9,206	239,724
EOG Resources, Inc.	1,342	169,427
Essential Utilities, Inc.	3,444	115,236
Eversource Energy	13,332	717,128
Fidelity National Information Services, Inc.	15,223	747,602
Floor & Decor Holdings, Inc., Class A (a)	19,946	1,643,550
Fortinet, Inc. (a)	11,427	653,282
Fortune Brands Innovations, Inc.	14,530	810,774
Franklin Resources, Inc.	17,656	402,380
General Mills, Inc.	6,961	454,136
Gilead Sciences, Inc.	28,054	2,203,361
GoDaddy, Inc., Class A (a)	5,674	415,507
Goldman Sachs Group, Inc.	1,202	364,939
HCA Healthcare, Inc.	3,127	707,140
Henry Schein, Inc. (a)	2,354	152,963
Hershey Co.	6,354	1,190,422
Home Depot, Inc.	545	155,156
Hormel Foods Corp.	11,634	378,687
Humana, Inc.	3,785	1,982,167
Incyte Corp. (a)	15,175	818,388
Insulet Corp. (a)	6,037	800,325
International Paper Co.	25,387	856,303
Intuit, Inc.	5,743	2,842,498
Intuitive Surgical, Inc. (a)	7,749	2,031,943
Invesco Ltd.	42,005	544,805
J M Smucker Co.	5,966	679,169
Johnson & Johnson	3,692	547,671
Kellanova	24,780	1,250,647
Keysight Technologies, Inc. (a)	12,503	1,525,991
Kimberly-Clark Corp.	8,411	1,006,292
KLA Corp.	897	421,321
Kroger Co.	6,208	281,657
Lam Research Corp.	399	234,700
Leidos Holdings, Inc.	2,280	225,994
Lennar Corp., Class A	10,144	1,082,162
Liberty Media Corp.-Liberty SiriusXM (a)	10,326	253,503
Linde PLC	712	272,098
Lockheed Martin Corp.	2,727	1,239,803
Marathon Petroleum Corp.	355	53,694
MarketAxess Holdings, Inc.	974	208,192
Marsh & McLennan Cos., Inc.	8,940	1,695,471
Marvell Technology, Inc.	24,779	1,170,064
Masco Corp.	7,150	372,443
Masimo Corp. (a)	3,203	259,859
Mastercard, Inc., Class A	8,344	3,140,264
McCormick & Co., Inc.	13,075	835,492
McKesson Corp.	1,227	558,727
Merck & Co., Inc.	17,276	1,774,245
Meta Platforms, Inc., Class A (a)	3,221	970,391
Mettler-Toledo International, Inc. (a)	1,303	1,283,716
MGM Resorts International	16,897	590,043
Microsoft Corp. (c)	25,012	8,456,807
Motorola Solutions, Inc.	2,929	815,609

Security	Shares	Value

United States (continued)
MSCI, Inc.	775	$365,451
Nasdaq, Inc.	17,298	857,981
Netflix, Inc. (a)	811	333,881
Neurocrine Biosciences, Inc. (a)	2,228	247,174
Newmont Corp.	7,862	294,589
NextEra Energy, Inc.	10,127	590,404
NIKE, Inc., Class B	14,096	1,448,646
Northrop Grumman Corp.	1,513	713,274
Nucor Corp.	2,621	387,358
NVIDIA Corp.	710	289,538
Okta, Inc., Class A (a)	1,963	132,326
O’Reilly Automotive, Inc. (a)	928	863,448
Otis Worldwide Corp.	1,631	125,930
PACCAR, Inc.	4,235	349,515
Packaging Corp. of America	2,029	310,538
Paycom Software, Inc.	1,629	399,056
Paylocity Holding Corp. (a)	606	108,716
PepsiCo, Inc.	17,483	2,854,624
Pioneer Natural Resources Co.	1,292	308,788
Prudential Financial, Inc.	2,606	238,293
Regeneron Pharmaceuticals, Inc. (a)	1,512	1,179,194
Rollins, Inc.	41,953	1,577,852
Roper Technologies, Inc.	782	382,062
Royal Caribbean Cruises Ltd. (a)	1,902	161,156
Royalty Pharma PLC, Class A	18,582	499,298
S&P Global, Inc.	8,358	2,919,533
Salesforce, Inc. (a)	6,472	1,299,772
Sirius XM Holdings, Inc.	88,607	379,238
Snap-on, Inc.	639	164,824
Synchrony Financial	14,015	393,121
Thermo Fisher Scientific, Inc.	2,755	1,225,341
TJX Cos., Inc.	4,565	402,040
TransDigm Group, Inc. (a)	1,714	1,419,346
UiPath, Inc., Class A (a)	32,618	506,558
UnitedHealth Group, Inc.	4,445	2,380,564
Universal Health Services, Inc., Class B	3,060	385,223
VeriSign, Inc. (a)	10,340	2,064,484
Verisk Analytics, Inc.	9,831	2,235,176
Verizon Communications, Inc.	59,220	2,080,399
Vertex Pharmaceuticals, Inc. (a)	3,748	1,357,188
Viatris, Inc.	37,363	332,531
VICI Properties, Inc.	7,901	220,438
Visa, Inc., Class A	13,406	3,151,751
Walmart, Inc.	17,959	2,934,680
Warner Bros Discovery, Inc. (a)	606	6,024
WEC Energy Group, Inc.	9,834	800,389
Williams Cos., Inc.	4,233	145,615
WK Kellogg Co. (a)	1	8
Workday, Inc., Class A (a)	965	204,300
Xcel Energy, Inc.	17,822	1,056,310
Yum! Brands, Inc.	4,567	551,968

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Zentalis Pharmaceuticals, Inc. (a)	1,102	$18,029
Zoetis, Inc., Class A	380	59,660

		134,806,773

Total Long-Term Investments — 94.4% (Cost: $217,882,820)		216,016,773

Short-Term Securities

Money Market Funds — 6.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(d)(e)	14,761,627	14,761,627

Total Short-Term Securities — 6.5% (Cost: $14,761,627)		14,761,627

Options Purchased — 0.0% (Cost: $12,046)		2,052

Total Investments Before Options Written — 100.9% (Cost: $232,656,493)		230,780,452

Options Written — (0.0)% (Premiums Received: $(7,097))		(8,987)

Total Investments, Net of Options Written — 100.9% (Cost: $232,649,396)		230,771,465

Liabilities in Excess of Other Assets — (0.9)%		(1,965,101)

Net Assets — 100.0%		$228,806,364

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,818,942	$10,942,685	(a)	$—	$—	$—	$14,761,627	14,761,627	$268,477	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,253,880	CAD	1,659,840	Royal Bank of Canada	11/01/23	$56,952
INR	66,825,035	USD	799,256	Deutsche Bank AG	12/20/23	2,054
INR	41,611,927	USD	498,226	Royal Bank of Canada	12/20/23	750
INR	53,394,681	USD	640,222	Royal Bank of Canada	12/20/23	43
SGD	1,897,488	USD	1,386,355	JPMorgan Chase Bank N.A.	12/20/23	2,470
USD	769,554	CAD	1,065,525	Citibank N.A.	12/20/23	537
USD	1,201,045	CAD	1,659,840	Deutsche Bank AG	12/20/23	3,096
USD	640,962	DKK	4,482,636	Bank of America N.A.	12/20/23	3,725
USD	679,515	DKK	4,772,015	JPMorgan Chase Bank N.A.	12/20/23	1,140
USD	1,246,753	DKK	8,611,266	Morgan Stanley & Co. International PLC	12/20/23	22,602
USD	1,581,396	EUR	1,486,439	Barclays Bank PLC	12/20/23	5,089
USD	641,019	EUR	601,623	JPMorgan Chase Bank N.A.	12/20/23	3,022
USD	7,255,201	EUR	6,729,161	JPMorgan Chase Bank N.A.	12/20/23	119,204
USD	1,195,381	EUR	1,125,446	Morgan Stanley & Co. International PLC	12/20/23	1,892

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,244,131	GBP	996,294	BNP Paribas SA	12/20/23	$32,729
USD	777,106	GBP	639,093	Morgan Stanley & Co. International PLC	12/20/23	27
USD	502,566	SEK	5,560,485	Goldman Sachs International	12/20/23	3,248

						258,580

CAD	1,659,840	USD	1,200,246	Deutsche Bank AG	11/01/23	(3,317)
CAD	2,246,368	USD	1,638,706	BNP Paribas SA	12/20/23	(17,444)
CAD	674,331	USD	499,410	JPMorgan Chase Bank N.A.	12/20/23	(12,728)
CHF	1,348,392	USD	1,516,828	Morgan Stanley & Co. International PLC	12/20/23	(26,493)
HKD	3,905,442	USD	500,027	Bank of America N.A.	12/20/23	(549)
HKD	10,547,702	USD	1,349,213	Citibank N.A.	12/20/23	(238)
HKD	7,496,722	USD	959,167	Goldman Sachs International	12/20/23	(390)
HKD	4,995,044	USD	639,645	JPMorgan Chase Bank N.A.	12/20/23	(815)
HKD	37,270,731	USD	4,771,985	Morgan Stanley & Co. International PLC	12/20/23	(5,326)
HKD	3,888,922	USD	497,944	Societe Generale	12/20/23	(579)
INR	183,636,093	USD	2,205,508	BNP Paribas SA	12/20/23	(3,495)
INR	153,054,468	USD	1,836,793	Deutsche Bank AG	12/20/23	(1,490)
JPY	125,767,073	USD	839,533	Barclays Bank PLC	12/20/23	(3,210)
JPY	831,691,954	USD	5,728,581	Barclays Bank PLC	12/20/23	(198,017)
JPY	147,019,390	USD	999,694	JPMorgan Chase Bank N.A.	12/20/23	(22,048)
JPY	73,129,959	USD	495,902	Morgan Stanley & Co. International PLC	12/20/23	(9,605)
JPY	94,124,213	USD	638,090	Morgan Stanley & Co. International PLC	12/20/23	(12,185)
JPY	194,543,097	USD	1,309,060	Morgan Stanley & Co. International PLC	12/20/23	(15,393)
SGD	433,072	USD	319,665	Royal Bank of Canada	12/20/23	(2,687)
TWD	95,254,954	USD	3,002,142	Barclays Bank PLC	12/20/23	(59,543)
TWD	24,742,369	USD	766,294	Royal Bank of Canada	12/20/23	(1,958)
USD	491,354	AUD	777,026	Morgan Stanley & Co. International PLC	12/20/23	(2,346)
USD	783,863	GBP	644,788	Barclays Bank PLC	12/20/23	(141)

						(399,997)

						$(141,417)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marvell Technology, Inc.	38	12/15/23	USD	57.50	USD	179	$2,052

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Marvell Technology, Inc.	38	12/15/23	USD	67.50	USD	179	$(266)

Put
Marvell Technology, Inc.	38	12/15/23	USD	45.00	USD	179	(8,721)

							$(8,987)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/26/24 – 02/24/28	$(1,788,731)	$287,995	(c)	$(1,522,589)	12.6%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24 – 02/15/24	(9,911,591)	1,311,964	(e)	(8,693,297)	16.3

					$1,599,959		$(10,215,886)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $21,853 of net dividends and financing fees.
(e)	Amount includes $93,670 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	3-79 basis points	6-832 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination dates 02/26/24 - 02/24/28:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Brazil
Ambev SA	116,166	$296,305	(19.5)%
B3 SA - Brasil Bolsa Balcao	331,354	729,514	(47.9)
Magazine Luiza SA	753,365	198,736	(13.0)
Telefonica Brasil SA	34,388	308,566	(20.3)

		1,533,121

Canada
Enbridge, Inc.	40,458	1,296,523	(85.2)

Denmark
AP Moller - Maersk A/S, Class B	229	381,567	(25.1)

Finland
Elisa OYJ	25,181	1,067,892	(70.1)

France
Dassault Systemes SE	9,176	377,990	(24.8)

Germany
Telefonica Deutschland Holding AG	149,679	254,466	(16.7)
Zalando SE	11,937	279,212	(18.3)

		533,678

Italy
Coca-Cola HBC AG	4,118	106,910	(7.0)
Snam SpA	24,786	113,657	(7.5)

		220,567

Mexico
Grupo Aeroportuario del Sureste SAB de CV, Class B	7,004	150,946	(9.9)

Security	Shares	Value	% of Basket Value

Mexico (continued)
Kimberly-Clark de Mexico SAB de CV	87,445	$160,300	(10.5)%
Wal-Mart de Mexico SAB de CV	178,570	639,144	(42.0)

		950,390

Netherlands
ABN AMRO Bank NV, GDR, CVA	69,642	937,981	(61.6)
ING Groep NV	21,579	276,654	(18.2)

		1,214,635

Norway
Orkla ASA	43,983	303,153	(19.9)

South Africa
Vodacom Group Ltd.	42,689	232,393	(15.3)

Spain
Aena SME SA, Class A	797	115,645	(7.6)

Sweden
Assa Abloy AB	23,302	496,684	(32.6)
Evolution Ab	2,478	220,803	(14.5)
SKF AB	34,975	567,031	(37.3)

		1,284,518

Switzerland
Kuehne + Nagel International AG, Registered Shares	1,869	504,002	(33.1)
Novartis AG, Registered Shares	26,613	2,491,497	(163.6)

		2,995,499

United States
CSL Ltd.	2,098	310,068	(20.4)
Nestle SA	1,134	122,289	(8.0)

		432,357

Preferred Stocks

Brazil
Gerdau SA	16,872	72,853	(4.8)

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value

Germany
Porsche Automobil Holding SE	10,044	$449,550	(29.5)%

Total Reference Entity — Long		13,462,331

Reference Entity — Short

Common Stocks

Brazil
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	(22,641)	(262,122)	17.2
Hapvida Participacoes e Investimentos S/A	(568,081)	(415,772)	27.3

		(677,894)

China
C&D International Investment Group Ltd.	(78,543)	(176,703)	11.6
China Hongqiao Group Ltd.	(167,500)	(156,816)	10.3
China Jinmao Holdings Group Ltd.	(900,000)	(110,391)	7.2
ZhongAn Online P&C Insurance Co. Ltd., Class H	(118,300)	(324,215)	21.3

		(768,125)

Finland
Metso Corporation	(18,005)	(158,632)	10.4

France
Sartorius Stedim Biotech	(4,230)	(791,953)	52.0

Germany
Hellofresh SE	(30,307)	(662,911)	43.5
Vonovia Se	(32,302)	(743,659)	48.9

		(1,406,570)

Japan
Advantest Corp.	(4,800)	(123,641)	8.1
Lasertec Corp.	(1,700)	(280,806)	18.5
Rakuten Group, Inc.	(95,200)	(352,137)	23.1
SUMCO Corp.	(17,400)	(224,846)	14.8

		(981,430)

Mexico
Industrias Penoles SAB de CV	(37,002)	(413,079)	27.1

Netherlands
ASM International NV	(301)	(124,217)	8.2

Norway
Salmar ASA	(25,676)	(1,217,425)	80.0

South Korea
Delivery Hero SE	(4,436)	(113,367)	7.4
LG Energy Solution Ltd.	(2,348)	(673,098)	44.2
SK Innovation Co. Ltd.	(1,112)	(101,308)	6.7
Yuhan Corp.	(8,753)	(373,124)	24.5

		(1,260,897)

Sweden
Beijer Ref AB, Class B	(97,011)	(922,219)	60.6
Fastighets AB Balder, Class B	(99,862)	(424,294)	27.8

		(1,346,513)

Switzerland
Bachem Holding AG	(6,682)	(485,401)	31.9
DSM-Firmenich AG	(4,390)	(397,979)	26.1
Dufry AG	(2,629)	(92,158)	6.1

		(975,538)

United States
Airbnb, Inc.	(2,702)	(319,620)	21.0

Security	Shares	Value	% of Basket Value

United States (continued)
Alexandria Real Estate Equities, Inc.	(3,474)	$(323,534)	21.3%
Aspen Technology, Inc.	(1,100)	(195,525)	12.8
Coinbase Global, Inc., Class A	(7,772)	(599,377)	39.4
Enphase Energy, Inc.	(3,309)	(263,330)	17.3
Entegris, Inc.	(8,383)	(738,039)	48.5
Palantir Technologies, Inc., Class A	(8,038)	(118,962)	7.8
Rivian Automotive, Inc.	(26,032)	(422,239)	27.7
Southwest Airlines Co.	(28,375)	(630,776)	41.4
Unity Software, Inc.	(11,685)	(296,449)	19.5
VF Corp.	(39,103)	(575,987)	37.8
Vistra Corp.	(3,718)	(121,653)	8.0

		(4,605,491)

Preferred Stocks

Germany
Sartorius AG	(1,026)	(257,156)	16.9

Total Reference Entity — Short		(14,984,920)

Net Value of Reference Entity — Citibank N.A		$(1,522,589)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination dates 02/08/24 - 02/15/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Australia
Brambles Ltd.	44,094	$367,998	(4.2)%
Medibank Pvt Ltd.	187,964	410,190	(4.7)
Northern Star Resources Ltd.	46,596	341,212	(3.9)
Woolworths Group Ltd.	33,215	743,510	(8.6)

		1,862,910

Brazil
Lojas Renner SA	186,128	452,607	(5.2)

Canada
Franco-Nevada Corp.	9,298	1,131,114	(13.0)
Metro, Inc.	24,927	1,266,168	(14.6)
Pembina Pipeline Corp.	4,375	134,649	(1.5)
West Fraser Timber Co. Ltd.	8,611	581,146	(6.7)

		3,113,077

France
La Francaise des Jeux SAEM	3,422	110,383	(1.3)

Germany
Commerzbank AG	10,349	111,620	(1.3)
Rational AG	422	240,658	(2.8)
Scout24 Se	3,692	227,132	(2.6)
Siemens Energy AG	12,344	109,635	(1.2)

		689,045

Mexico
Grupo Mexico SAB de CV	30,996	126,415	(1.5)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value

Netherlands
Koninklijke Ahold Delhaize NV	47,610	$1,409,817	(16.2)%
Nn Group Nv	2,974	95,383	(1.1)

		1,505,200

Norway
Telenor Asa	26,552	271,407	(3.1)

Poland
Powszechny Zaklad Ubezpieczen SA	27,745	313,959	(3.6)

Saudi Arabia
Arabian Internet & Communications Services Co.	4,185	349,311	(4.0)
Dr Sulaiman Al Habib Medical Services Group Co.	3,517	236,232	(2.7)
Elm Co.	928	173,450	(2.0)
Mouwasat Medical Services Co.	3,600	95,959	(1.1)
Saudi Telecom Co.	22,507	230,564	(2.7)

		1,085,516

South Africa
Discovery Ltd.	54,709	377,437	(4.3)

Sweden
Telia Co. AB	359,416	761,942	(8.8)

Switzerland
SGS SA	3,730	304,631	(3.5)

United Kingdom
CNH Industrial NV	25,848	286,447	(3.3)

United States
Roche Holding AG	205	55,865	(0.6)
Roche Holding Par AG	6,196	1,596,768	(18.4)

		1,652,633

Zambia
First Quantum Minerals Ltd.	11,662	135,142	(1.6)

Preferred Stocks

Brazil
Cia Energetica de Minas Gerais	103,046	239,949	(2.8)

Total Reference Entity — Long		13,288,700

Reference Entity — Short

Common Stocks

Australia
Computershare Ltd.	(21,415)	(337,970)	3.9
Endeavour Group Ltd.	(87,891)	(276,105)	3.2
Lendlease Corp Ltd.	(47,896)	(189,691)	2.2
Mineral Resources Ltd.	(17,574)	(647,729)	7.4

		(1,451,495)

Brazil
Hapvida Participacoes e Investimentos S/A	(970,958)	(710,633)	8.2
Localiza Rent a Car SA	(59,389)	(599,220)	6.9

		(1,309,853)

Canada
Ivanhoe Mines Ltd., Class A	(42,580)	(313,804)	3.6
RB Global, Inc.	(15,431)	(1,009,817)	11.6

		(1,323,621)

China
Country Garden Services Holdings Co. Ltd.	(130,000)	(113,565)	1.3

Security	Shares	Value	% of Basket Value

China (continued)
Flat Glass Group Co. Ltd., Class H	(316,000)	$(567,498)	6.5%
GDS Holdings Ltd., Class A	(82,500)	(105,100)	1.2
Genscript Biotech Corp.	(122,000)	(354,674)	4.1
Microport Scientific Corp.	(508,700)	(801,595)	9.2
XPeng, Inc., Class A	(178,200)	(1,294,939)	14.9
Xtep International Holdings Ltd.	(135,500)	(123,187)	1.4
Yuexiu Property Co. Ltd.	(149,000)	(154,984)	1.8

		(3,515,542)

Hong Kong
Nine Dragons Paper Holdings Ltd.	(993,000)	(565,294)	6.5

Italy
Telecom Italia SpA	(1,104,999)	(285,712)	3.3

Japan
Olympus Corp.	(42,700)	(570,273)	6.6

Singapore
Sea Ltd., ADR	(2,204)	(91,907)	1.1

South Africa
African Rainbow Minerals Ltd.	(14,569)	(120,054)	1.4
Harmony Gold Mining Co. Ltd.	(80,718)	(370,082)	4.2

		(490,136)

South Korea
F&F Co., Ltd.	(2,047)	(141,906)	1.6
Kakao Corp.	(3,192)	(89,969)	1.1
L&F Co. Ltd.	(2,157)	(209,818)	2.4
Lotte Chemical Corp.	(3,414)	(370,750)	4.3
Lotte Energy Materials Corp.	(11,842)	(339,246)	3.9
POSCO Future M Co. Ltd.	(3,852)	(678,811)	7.8
POSCO Holdings, Inc.	(2,734)	(836,946)	9.6
Samsung Engineering Co. Ltd.	(6,051)	(106,647)	1.2
SKC Co. Ltd.	(2,688)	(157,199)	1.8
Yuhan Corp.	(6,061)	(258,369)	3.0

		(3,189,661)

Switzerland
SIG Group AG	(12,715)	(280,324)	3.2

Taiwan
Powerchip Semiconductor Manufacturing Corp.	(385,000)	(316,709)	3.6

United Kingdom
Ocado Group PLC	(39,284)	(222,941)	2.6

United States
Ares Management Corp., Class A	(3,358)	(331,065)	3.8
Celanese Corp., Class A	(10,345)	(1,184,606)	13.6
Charles River Laboratories International, Inc.	(4,074)	(685,899)	7.9
Confluent, Inc.	(19,645)	(567,937)	6.5
Generac Holdings, Inc.	(2,312)	(194,370)	2.2
Haleon Plc	(60,917)	(244,160)	2.8
Legend Biotech Corp., ADR	(4,826)	(318,854)	3.7
Lucid Group, Inc.	(152,256)	(627,295)	7.2
Paramount Global, Class B	(63,875)	(694,960)	8.0
Revvity, Inc.	(3,630)	(300,745)	3.5
Super Micro Computer, Inc.	(1,300)	(311,311)	3.6
Take-Two Interactive Software, Inc.	(5,644)	(754,885)	8.7
Toast, Inc., Class A	(20,738)	(331,601)	3.8
Toro Co.	(3,854)	(311,557)	3.6
Walgreens Boots Alliance, Inc.	(13,858)	(292,127)	3.4
Webster Financial Corp.	(5,814)	(220,758)	2.5

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Western Digital Corp.	(4,935)	$(198,140)	2.3%
Wolfspeed, Inc.	(12,287)	(415,792)	4.8
ZoomInfo Technologies, Inc., Class A	(16,492)	(213,736)	2.4

		(8,199,798)

		(21,813,266)

Preferred Stocks

Germany
Sartorius AG	(672)	(168,430)	2.0

		(168,430)

Security	Shares	Value	% of Basket Value

Rights

Brazil
Localiza Rent A Car SA	(217)	$(301)	0.0%

		(301)

Total Reference Entity — Short		(21,981,997)

Net Value of Reference Entity — JPMorgan Chase Bank N.A.		$(8,693,297)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$—	$1,599,959	$—	$—
Options Written	N/A	N/A	2,626	(4,516)	(8,987)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$258,580	$—	$—	$258,580
Options purchased
Investments at value — unaffiliated(a)	—	—	2,052	—	—	—	2,052
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	1,599,959	—	—	—	1,599,959

	$—	$—	$1,602,011	$258,580	$—	$—	$1,860,591

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$399,997	$—	$—	$399,997
Options written
Options written at value	—	—	8,987	—	—	—	8,987

	$—	$—	$8,987	$399,997	$—	$—	$408,984

(a)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$16,294	$—	$—	$—	$16,294
Forward foreign currency exchange contracts	—	—	—	(585,596)	—	—	(585,596)
Swaps	—	—	2,666,909	—	—	—	2,666,909

	$—	$—	$2,683,203	$(585,596)	$—	$—	$2,097,607

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$119,339	$—	$—	$119,339
Options purchased(a)	—	—	(9,994)	—	—	—	(9,994)
Options written	—	—	(1,890)	—	—	—	(1,890)
Swaps	—	—	878,298	—	—	—	878,298

	$—	$—	$866,414	$119,339	$—	$—	$985,753

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$16,060,141
Average amounts sold — in USD	$26,058,390
Options:
Average value of option contracts purchased	$1,026
Average value of option contracts written	$4,494
Total return swaps:
Average notional value	$(9,054,707)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Forward foreign currency exchange contracts	$258,580		$399,997
Options	2,052	(a)	8,987
Swaps — OTC(b)	1,599,959		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,860,591		408,984

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,052)		(8,987)

Total derivative assets and liabilities subject to an MNA	$1,858,539		$399,997

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$3,725	$(549)	$—	$—	$3,176
Barclays Bank PLC	5,089	(5,089)	—	—	—
BNP Paribas SA	32,729	(20,939)	—	—	11,790
Citibank N.A.	288,532	(238)	—	(288,294)	—
Deutsche Bank AG	5,150	(4,807)	—	—	343
Goldman Sachs International	3,248	(390)	—	—	2,858
JPMorgan Chase Bank N.A.	1,437,800	(35,591)	—	(1,402,209)	—
Morgan Stanley & Co. International PLC	24,521	(24,521)	—	—	—
Royal Bank of Canada	57,745	(4,645)	—	—	53,100

	$1,858,539	$(96,769)	$—	$(1,690,503)	$71,267

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$549	$(549)	$—	$—	$—
Barclays Bank PLC	260,911	(5,089)	—	—	255,822
BNP Paribas SA	20,939	(20,939)	—	—	—
Citibank N.A.	238	(238)	—	—	—
Deutsche Bank AG	4,807	(4,807)	—	—	—
Goldman Sachs International	390	(390)	—	—	—
JPMorgan Chase Bank N.A.	35,591	(35,591)	—	—	—
Morgan Stanley & Co. International PLC	71,348	(24,521)	—	—	46,827
Royal Bank of Canada	4,645	(4,645)	—	—	—
Societe Generale	579	—	—	—	579

	$399,997	$(96,769)	$—	$—	$303,228

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Canada	$211,692	$—	$—	$211,692
China	757,689	15,517,812	—	16,275,501
Denmark	—	4,581,269	—	4,581,269
France	—	5,152,998	—	5,152,998
Germany	—	675,320	—	675,320
Hong Kong	—	2,721,981	—	2,721,981
India	—	5,963,417	—	5,963,417

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Disciplined Volatility Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Indonesia	$—	$236,125	$—	$236,125
Ireland	143,279	691,832	—	835,111
Italy	—	3,413,866	—	3,413,866
Japan	—	15,959,880	—	15,959,880
Mexico	507,150	—	—	507,150
Netherlands	—	4,828,358	—	4,828,358
Singapore	—	125,160	—	125,160
South Korea	—	5,868,700	—	5,868,700
Sweden	—	524,777	—	524,777
Switzerland	—	2,242,099	—	2,242,099
Taiwan	—	7,998,904	—	7,998,904
United Kingdom	—	3,087,692	—	3,087,692
United States	134,806,773	—	—	134,806,773
Short-Term Securities
Money Market Funds	14,761,627	—	—	14,761,627
Options Purchased
Equity Contracts	2,052	—	—	2,052

	$151,190,262	$79,590,190	$—	$230,780,452

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$1,599,959	$—	$1,599,959
Foreign Currency Exchange Contracts	—	258,580	—	258,580
Liabilities
Equity Contracts	(8,987)	—	—	(8,987)
Foreign Currency Exchange Contracts	—	(399,997)	—	(399,997)

	$(8,987)	$1,458,542	$—	$1,449,555

(a)

Derivative financial instruments are swaps, forward foreign currency exchange contracts and options written. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.6%
Glencore PLC	283,169	$1,499,896

Canada — 1.8%
Cameco Corp.	24,023	982,781
Enbridge, Inc.	65,010	2,083,320
Suncor Energy, Inc.	37,558	1,216,319
Teck Resources Ltd., Class B	6,288	222,218

		4,504,638

China — 1.0%
Alibaba Group Holding Ltd. (a)	20,800	214,137
BYD Co. Ltd., Class H	35,000	1,064,353
Meituan, Class B (a)(b)	2,610	36,997
Tencent Holdings Ltd.	28,600	1,058,450

		2,373,937

France — 4.7%
Accor SA	16,753	534,464
BNP Paribas SA	45,215	2,600,044
Cie de Saint-Gobain	24,342	1,325,036
EssilorLuxottica SA	10,576	1,915,138
Kering SA	1,479	601,512
LVMH Moet Hennessy Louis Vuitton SE	2,213	1,584,354
Sanofi SA	7,835	711,467
TotalEnergies SE	13,486	901,640
Vinci SA	13,527	1,495,740

		11,669,395

Germany — 2.5%
Commerzbank AG	35,173	379,360
Mercedes-Benz Group AG, Registered Shares	16,092	946,761
SAP SE	16,586	2,224,719
SAP SE, ADR	1,101	147,534
Siemens AG, Registered Shares	18,357	2,435,953

		6,134,327

Hong Kong — 0.5%
AIA Group Ltd.	139,800	1,213,996

Israel — 0.6%
Nice Ltd., ADR (a)	9,202	1,420,329

Italy — 0.8%
Intesa Sanpaolo SpA	460,257	1,199,333
UniCredit SpA	28,381	711,501

		1,910,834

Japan — 6.7%
FANUC Corp.	51,700	1,283,008
Honda Motor Co. Ltd.	107,600	1,102,768
Hoya Corp.	9,378	902,807
Japan Airlines Co. Ltd.	106,100	1,950,519
Keyence Corp.	4,900	1,896,880
Komatsu Ltd.	28,300	650,232
Kose Corp.	7,700	510,132
Mitsubishi UFJ Financial Group, Inc.	358,900	3,010,865
Mitsui & Co. Ltd.	36,900	1,341,100
SMC Corp.	2,800	1,292,936
Sysmex Corp.	22,800	1,092,184
Toyota Motor Corp.	98,300	1,719,634

		16,753,065

Netherlands — 4.3%
ASML Holding NV	4,127	2,480,824

Security	Shares	Value

Netherlands (continued)
ING Groep NV, Series N	266,738	$3,419,721
Shell PLC	104,925	3,427,651
Shell PLC, ADR	20,691	1,347,812

		10,676,008

South Korea — 0.6%
Amorepacific Corp.	5,560	521,895
SK Hynix, Inc.	11,393	989,392

		1,511,287

Spain — 0.8%
Cellnex Telecom SA (b)	69,291	2,036,885

Switzerland — 2.8%
Alcon, Inc.	22,993	1,645,750
Nestle SA, Registered Shares	35,970	3,878,959
TE Connectivity Ltd.	11,606	1,367,767

		6,892,476

Taiwan — 0.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	108,000	1,763,911

United Arab Emirates — 0.0%
NMC Health PLC (a)(c)	504	—

United Kingdom — 4.1%
AstraZeneca PLC	14,620	1,830,477
AstraZeneca PLC, ADR	12,262	775,326
BAE Systems PLC	166,877	2,243,889
Compass Group PLC	45,103	1,137,108
Genius Sports Ltd. (a)	7,645	37,308
RELX PLC	35,953	1,255,755
Unilever PLC	63,073	2,987,176

		10,267,039

United States — 57.0%
Abbott Laboratories	25,261	2,388,427
Advanced Micro Devices, Inc. (a)	16,337	1,609,194
Air Products and Chemicals, Inc.	6,515	1,840,097
Albemarle Corp.	6,407	812,279
Alphabet, Inc., Class C (a)	53,511	6,704,928
Amazon.com, Inc. (a)	52,820	7,029,814
American Tower Corp.	9,329	1,662,334
Apple, Inc. (d)	54,197	9,255,222
Applied Materials, Inc.	11,105	1,469,747
Aptiv PLC (a)	10,867	947,602
Archer-Daniels-Midland Co.	21,114	1,511,129
Atlas Energy Solutions, Inc.	522	9,506
Ball Corp.	136	6,548
BOK Financial Corp.	73	4,783
Boston Scientific Corp. (a)	55,460	2,838,997
Boyd Gaming Corp.	163	9,006
Bunge Ltd.	14,630	1,550,487
California Resources Corp.	600	31,554
CF Industries Holdings, Inc.	18,296	1,459,655
Charter Communications, Inc., Class A (a)	2,822	1,136,702
Cheniere Energy, Inc.	406	67,567
Chesapeake Energy Corp.	399	34,346
Chubb Ltd.	10,450	2,242,779
Citigroup, Inc.	840	33,172
Comcast Corp., Class A	30,349	1,253,110
ConocoPhillips	15,562	1,848,766
Costco Wholesale Corp.	3,231	1,784,934
Crowdstrike Holdings, Inc., Class A (a)	4,047	715,388
Crown Holdings, Inc.	79	6,367

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Customers Bancorp, Inc. (a)	68	$2,734
Datadog, Inc., Class A (a)	11,983	976,255
Delta Air Lines, Inc.	16,989	530,906
Dexcom, Inc. (a)	5,576	495,316
Edwards Lifesciences Corp. (a)	12,611	803,573
Element Solutions, Inc.	875	15,951
Eli Lilly & Co.	3,079	1,705,550
EQT Corp.	5,273	223,470
F5, Inc. (a)	9,146	1,386,442
First Citizens BancShares, Inc., Class A	26	35,899
Fortinet, Inc. (a)	11,945	682,896
Fortive Corp.	34,146	2,229,051
Freeport-McMoRan, Inc.	41,008	1,385,250
Green Plains, Inc. (a)	130	3,819
HCA Healthcare, Inc.	157	35,504
Hilton Worldwide Holdings, Inc.	3,529	534,749
Humana, Inc.	6,594	3,453,212
Ingersoll Rand, Inc.	22,277	1,351,768
Intuitive Surgical, Inc. (a)	3,468	909,379
Johnson & Johnson	10,792	1,600,885
JPMorgan Chase & Co.	24,175	3,361,775
Kenvue, Inc.	39,446	733,696
KLA Corp.	902	423,669
Liberty Media Corp.-Liberty Live, Class A	3,386	105,779
Liberty Media Corp.-Liberty Live, Class C (a)	3,224	102,749
LKQ Corp.	15,250	669,780
Lockheed Martin Corp.	3,184	1,447,574
LPL Financial Holdings, Inc.	12,796	2,872,958
Marathon Petroleum Corp.	479	72,449
Marsh & McLennan Cos., Inc.	20,712	3,928,031
Masco Corp.	2,826	147,206
Mastercard, Inc., Class A	8,894	3,347,257
McDonald’s Corp.	5,657	1,483,096
Merck & Co., Inc.	24,278	2,493,351
Micron Technology, Inc.	17,732	1,185,739
Microsoft Corp. (d)	36,075	12,197,319
Mirion Technologies, Inc., Class A (a)	3,697	25,620
Mr. Cooper Group, Inc. (a)	405	22,895
New York Community Bancorp, Inc.	1,470	13,936
NextEra Energy, Inc.	27,379	1,596,196
Northrop Grumman Corp.	5,170	2,437,293
NVIDIA Corp.	6,221	2,536,924
Palo Alto Networks, Inc. (a)	3,939	957,256
Park Hotels & Resorts, Inc.	1,815	20,927
Peloton Interactive, Inc., Class A (a)	10,820	51,503
Pfizer, Inc.	34,964	1,068,500
Phillips 66	282	32,168
Progressive Corp.	11,298	1,786,101
Roche Holding AG	2,074	534,490
Rockwell Automation, Inc.	4,199	1,103,539
Salesforce, Inc. (a)	7,754	1,557,236
Sarcos Technology & Robotics Corp.	19	10
Schlumberger NV	2,525	140,541
Sempra	44,931	3,146,518
Starbucks Corp.	9,554	881,261
Tesla, Inc. (a)	11,502	2,310,062
Thermo Fisher Scientific, Inc.	4,508	2,005,023
TJX Cos., Inc.	15,330	1,350,113
Transocean Ltd. (a)	11,967	79,222
U.S. Steel Corp.	1,585	53,716

Security	Shares	Value

United States (continued)
United Airlines Holdings, Inc. (a)	18,301	$640,718
United Parcel Service, Inc., Class B	8,604	1,215,315
UnitedHealth Group, Inc.	7,081	3,792,300
Valero Energy Corp.	12,666	1,608,582
Veralto Corp. (a)	6,599	455,331
Visa, Inc., Class A	2,300	540,730
Vulcan Materials Co.	5,901	1,159,487
Walmart, Inc.	13,023	2,128,088
Walt Disney Co. (a)	22,686	1,850,951
Zoetis, Inc., Class A	3,827	600,839
Zscaler, Inc. (a)	3,108	493,208

		141,396,076

Total Common Stocks — 89.5% (Cost: $222,425,078)		222,024,099

	Par (000)

Corporate Bonds

United States — 0.0%
Stem, Inc., 0.50%, 12/01/28(b)	$1	523

Total Corporate Bonds — 0.0% (Cost: $1,000)		523

	Shares

Investment Companies

United States — 0.4%
iShares MSCI China ETF (e)	19,824	828,841

Total Investment Companies — 0.4% (Cost: $1,061,580)		828,841

Preferred Securities

Preferred Stocks — 0.2%

Germany — 0.2%
Dr Ing hc F Porsche AG(b)	5,851	512,811

Total Preferred Securities — 0.2% (Cost: $592,345)		512,811

Warrants

Israel — 0.0%
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)(a)	22	1

United States(a) — 0.0%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)	121	4
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	60	11

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	57	$1
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	107	1
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	354	4

		21

Total Warrants — 0.0% (Cost: $1,487)		22

Total Long-Term Investments — 90.1% (Cost: $224,081,490)		223,366,296

Short-Term Securities

Money Market Funds — 8.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24%(e)(f)	19,907,971	19,907,971

Total Short-Term Securities — 8.0% (Cost: $19,907,971)		19,907,971

Options Purchased — 0.2% (Cost: $749,382)		390,272

Total Investments Before Options Written — 98.3% (Cost: $244,738,843)		243,664,539

Options Written — (0.1)% (Premiums Received: $(288,283))		(209,540)

Total Investments, Net of Options Written — 98.2% (Cost: $244,450,560)		243,454,999

Other Assets Less Liabilities — 1.8%		4,552,873

Net Assets — 100.0%		$248,007,872

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,956,763	$5,951,208	(a)	$—	$—	$—	$19,907,971	19,907,971	$438,507	$—
iShares MSCI China ETF	946,001	—		—	—	(117,160)	828,841	19,824	8,508	—

					$—	$(117,160)	$20,736,812		$447,015	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
NSE IFSC Nifty 50 Index	9	11/30/23	$345	$(5,679)
Nikkei 225 Yen-Denominated	4	12/07/23	414	9,386
S&P/TSE 60 Index	7	12/14/23	1,146	(37,492)
S&P 500 E-Mini Index	129	12/15/23	27,169	(1,795,398)

				(1,829,183)

Short Contracts
CAC 40 Index	20	11/17/23	1,463	28,094
FTSE Taiwan Index	70	11/29/23	3,869	15,493
KOSPI 200 Index	63	12/14/23	3,596	305,998
Euro Stoxx 50 Index	1	12/15/23	43	(376)
FTSE 100 Index	34	12/15/23	3,035	97,763
NASDAQ 100 E-Mini Index	1	12/15/23	290	8,328
SPI 200 Index	4	12/21/23	432	29,561

				484,861

				$(1,344,322)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	982,684	USD	621,402	Morgan Stanley & Co. International PLC	12/20/23	$2,967
USD	271,869	CHF	239,959	Royal Bank of Canada	12/20/23	6,650
USD	11,750,572	EUR	10,898,594	JPMorgan Chase Bank N.A.	12/20/23	193,064
USD	746,521	GBP	597,810	BNP Paribas SA	12/20/23	19,639
USD	392,219	HKD	3,065,529	Goldman Sachs International	12/20/23	160
USD	554,239	HKD	4,327,981	JPMorgan Chase Bank N.A.	12/20/23	721
USD	1,136,080	HKD	8,873,149	Morgan Stanley & Co. International PLC	12/20/23	1,268
USD	264,475	JPY	39,619,974	Barclays Bank PLC	12/20/23	1,011
USD	285,792	JPY	41,492,146	Barclays Bank PLC	12/20/23	9,879
USD	660,691	JPY	98,187,140	Morgan Stanley & Co. International PLC	12/20/23	7,769
USD	1,287,286	KRW	1,735,686,141	Bank of America N.A.	12/20/23	962
USD	477,207	KRW	629,574,616	BNP Paribas SA	12/20/23	10,627

						254,717

AUD	6,283,199	USD	4,054,550	BNP Paribas SA	12/20/23	(62,384)
CAD	1,870,904	USD	1,364,808	BNP Paribas SA	12/20/23	(14,528)
CAD	4,086,140	USD	3,023,912	JPMorgan Chase Bank N.A.	12/20/23	(74,840)
CHF	618,261	USD	686,874	HSBC Bank PLC	12/20/23	(3,530)
DKK	5,877,160	USD	842,777	JPMorgan Chase Bank N.A.	12/20/23	(7,298)
DKK	3,345,160	USD	484,318	Morgan Stanley & Co. International PLC	12/20/23	(8,780)
EUR	1,230,794	USD	1,309,420	Barclays Bank PLC	12/20/23	(4,214)
SEK	15,342,458	USD	1,391,343	BNP Paribas SA	12/20/23	(13,628)
SEK	6,212,713	USD	561,456	Natwest Markets PLC	12/20/23	(3,570)
USD	917,852	CNY	6,626,643	Morgan Stanley & Co. International PLC	12/20/23	(955)

						(193,727)

						$60,990

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	26	11/10/23	USD	375.00	USD	912	$169
Advanced Micro Devices, Inc.	41	11/17/23	USD	105.00	USD	404	10,352

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Alphabet Inc., Class C	34	11/17/23	USD	140.00	USD	426	$272
Alphabet Inc., Class C	26	11/17/23	USD	135.00	USD	326	845
Alphabet Inc., Class C	62	11/17/23	USD	145.00	USD	777	310
Amazon.com, Inc.	36	11/17/23	USD	140.00	USD	479	3,924
Amazon.com, Inc.	27	11/17/23	USD	135.00	USD	359	7,668
Apple, Inc.	46	11/17/23	USD	180.00	USD	786	5,405
ConocoPhillips	96	11/17/23	USD	130.00	USD	1,140	2,304
ConocoPhillips	34	11/17/23	USD	125.00	USD	404	2,924
Eli Lilly & Co.	11	11/17/23	USD	620.00	USD	609	2,525
Humana, Inc.	7	11/17/23	USD	520.00	USD	628	11,095
Humana, Inc.	9	11/17/23	USD	515.00	USD	471	16,920
Humana, Inc.	10	11/17/23	USD	525.00	USD	524	13,000
Lockheed Martin Corp.	18	11/17/23	USD	435.00	USD	818	39,780
Mastercard, Inc., Class A	11	11/17/23	USD	420.00	USD	414	55
Microsoft Corp.	25	11/17/23	USD	330.00	USD	845	31,937
NVIDIA Corp.	22	11/17/23	USD	480.00	USD	897	1,177
NVIDIA Corp.	9	11/17/23	USD	440.00	USD	367	3,937
salesforce.com, Inc.	13	11/17/23	USD	220.00	USD	261	436
salesforce.com, Inc.	9	11/17/23	USD	210.00	USD	181	1,602
Tesla, Inc.	15	11/17/23	USD	260.00	USD	301	278
Valero Energy Corp.	27	11/17/23	USD	155.00	USD	343	594
Advanced Micro Devices, Inc.	86	12/15/23	USD	105.00	USD	847	39,130
Alphabet Inc., Class C	62	12/15/23	USD	150.00	USD	777	1,023
Alphabet Inc., Class C	39	12/15/23	USD	145.00	USD	489	1,170
Amazon.com, Inc.	96	12/15/23	USD	135.00	USD	1,278	51,360
Apple, Inc.	32	12/15/23	USD	180.00	USD	546	8,416
Applied Materials, Inc.	41	12/15/23	USD	140.00	USD	543	16,810
JPMorgan Chase & Co.	33	12/15/23	USD	145.00	USD	459	6,633
Microsoft Corp.	17	12/15/23	USD	345.00	USD	575	15,087
Nice Ltd.	22	12/15/23	USD	175.00	USD	340	6,545
NVIDIA Corp.	11	12/15/23	USD	440.00	USD	449	19,552
NVIDIA Corp.	13	12/15/23	USD	460.00	USD	530	15,600
Tesla, Inc.	25	12/15/23	USD	225.00	USD	502	14,312
Intuitive Surgical, Inc.	15	01/19/24	USD	295.00	USD	393	9,000
Pfizer, Inc.	59	01/19/24	USD	47.00	USD	180	148
Pfizer, Inc.	97	01/19/24	USD	50.00	USD	296	146
SPDR S&P 500 ETF Trust	31	01/19/24	USD	455.00	USD	1,296	3,488

							365,929

Put
SPDR S&P 500 ETF Trust	2	11/17/23	USD	430.00	USD	84	2,620
SPDR S&P 500 ETF Trust	2	12/15/23	USD	420.00	USD	84	2,008

							4,628

							$370,557

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Mitsubishi UFJ Financial Group Inc.	Citibank N.A.	29,100	12/08/23	JPY	1,378.02	JPY	36,579	$1,871
TOPIX Banks Index	BNP Paribas SA	193,920	01/12/24	JPY	286.63	JPY	50,937	6,310
TOPIX Banks Index	Goldman Sachs International	323,071	01/12/24	JPY	286.49	JPY	84,861	8,243
TOPIX Banks Index	JPMorgan Chase Bank N.A.	129,408	01/12/24	JPY	286.55	JPY	33,992	3,291

								$19,715

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	41	11/17/23	USD	120.00	USD	404	$(1,312)
Alphabet Inc., Class C	62	11/17/23	USD	160.00	USD	777	(620)
ConocoPhillips	96	11/17/23	USD	140.00	USD	1,140	(480)
NVIDIA Corp.	22	11/17/23	USD	540.00	USD	897	(77)
Advanced Micro Devices, Inc.	32	12/15/23	USD	125.00	USD	315	(2,336)
Advanced Micro Devices, Inc.	54	12/15/23	USD	120.00	USD	532	(6,426)
Alphabet Inc., Class C	62	12/15/23	USD	165.00	USD	777	(217)
Alphabet Inc., Class C	39	12/15/23	USD	170.00	USD	489	(156)
Amazon.com, Inc.	53	12/15/23	USD	150.00	USD	705	(4,611)
Amazon.com, Inc.	43	12/15/23	USD	155.00	USD	572	(1,828)
Apple, Inc.	32	12/15/23	USD	210.00	USD	546	(224)
Applied Materials, Inc.	41	12/15/23	USD	160.00	USD	543	(2,255)
JPMorgan Chase & Co.	33	12/15/23	USD	155.00	USD	459	(957)
Microsoft Corp.	17	12/15/23	USD	395.00	USD	575	(434)
Nice Ltd.	22	12/15/23	USD	195.00	USD	340	(1,815)
NVIDIA Corp.	11	12/15/23	USD	530.00	USD	449	(2,766)
NVIDIA Corp.	13	12/15/23	USD	525.00	USD	530	(3,679)
Tesla, Inc.	25	12/15/23	USD	260.00	USD	502	(3,100)
Intuitive Surgical, Inc.	15	01/19/24	USD	340.00	USD	393	(2,025)

							(35,318)

Put
InvesCo QQQ Trust, Series 1	9	11/10/23	USD	325.00	USD	316	(365)
Alphabet Inc., Class C	46	11/17/23	USD	125.00	USD	576	(12,259)
Amazon.com, Inc.	46	11/17/23	USD	130.00	USD	612	(10,603)
Amazon.com, Inc.	36	11/17/23	USD	120.00	USD	479	(1,764)
ConocoPhillips	21	11/17/23	USD	110.00	USD	249	(1,334)
ConocoPhillips	48	11/17/23	USD	115.00	USD	570	(7,896)
Eli Lilly & Co.	5	11/17/23	USD	540.00	USD	277	(6,737)
Mastercard, Inc., Class A	11	11/17/23	USD	360.00	USD	414	(1,694)
NVIDIA Corp.	22	11/17/23	USD	400.00	USD	897	(25,245)
Pfizer, Inc.	91	11/17/23	USD	30.00	USD	278	(6,279)
salesforce.com, Inc.	13	11/17/23	USD	185.00	USD	261	(1,203)
Tesla, Inc.	8	11/17/23	USD	220.00	USD	161	(16,940)
Valero Energy Corp.	27	11/17/23	USD	120.00	USD	343	(3,645)
Advanced Micro Devices, Inc.	32	12/15/23	USD	85.00	USD	315	(6,432)
Advanced Micro Devices, Inc.	14	12/15/23	USD	90.00	USD	138	(4,620)
Alphabet Inc., Class C	46	12/15/23	USD	120.00	USD	576	(10,994)
Alphabet Inc., Class C	10	12/15/23	USD	125.00	USD	125	(4,175)
Amazon.com, Inc.	11	12/15/23	USD	115.00	USD	146	(1,122)
Amazon.com, Inc.	31	12/15/23	USD	120.00	USD	413	(5,223)
Apple, Inc.	8	12/15/23	USD	155.00	USD	137	(1,328)
Applied Materials, Inc.	10	12/15/23	USD	120.00	USD	132	(2,585)
JPMorgan Chase & Co.	16	12/15/23	USD	130.00	USD	222	(2,216)
Microsoft Corp.	4	12/15/23	USD	295.00	USD	135	(658)
NVIDIA Corp.	11	12/15/23	USD	310.00	USD	449	(3,602)
NVIDIA Corp.	3	12/15/23	USD	395.00	USD	122	(6,802)
Tesla, Inc.	6	12/15/23	USD	195.00	USD	121	(6,585)
Intuitive Surgical, Inc.	15	01/19/24	USD	235.00	USD	393	(10,950)
SPDR S&P 500 ETF Trust	13	01/19/24	USD	395.00	USD	544	(7,046)

							(170,302)

							$(205,620)

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Mitsubishi UFJ Financial Group Inc.	Citibank N.A.	58,200	12/08/23	JPY	1,509.26	JPY	73,157	$(422)
TOPIX Banks Index	BNP Paribas SA	193,920	01/12/24	JPY	313.92	JPY	50,937	(1,043)
TOPIX Banks Index	Goldman Sachs International	323,071	01/12/24	JPY	313.77	JPY	84,861	(1,755)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	129,408	01/12/24	JPY	313.85	JPY	33,992	(700)

								$(3,920)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(b)	02/24/28	$(97,683)	$17,189	(c)	$(81,028)	0.0%
	Monthly	JPMorgan Chase Bank N.A.(d)	02/08/24	(1,110,252)	104,255	(e)	(1,014,795)	0.5

					$121,444		$(1,095,823)

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $534 of net dividends and financing fees.
(e)	Amount includes $8,798 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)
Range:	15 basis points	15-57 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date 02/24/28:

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

United States
Southwest Airlines Co.	(3,645)	$(81,028)	100.0%

Net Value of Reference Entity — Citibank N.A.		$(81,028)

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

United States
Banc of California, Inc.	1,320	$14,797	(1.5)%

Total Reference Entity — Long		14,797

Reference Entity — Short

Common Stocks

United States
Atlantic Union Bankshares Corp.	(390)	(11,236)	1.1
Bank of America Corp.	(416)	(10,957)	1.1
Bank of Hawaii Corp.	(209)	(10,322)	1.0
Charles Schwab Corp.	(325)	(16,913)	1.7
Cloudflare, Inc., Class A	(4,364)	(247,395)	24.4
Community Bank System, Inc.	(319)	(12,744)	1.2
Cullen/Frost Bankers, Inc.	(65)	(5,914)	0.6
CVB Financial Corp.	(700)	(10,934)	1.1
First Merchants Corp.	(328)	(8,958)	0.9
Glacier Bancorp, Inc.	(257)	(7,759)	0.8

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

Security	Shares	Value	% of Basket Value

United States (continued)
Independent Bank Group, Inc.	(430)	$(15,200)	1.5%
Marriott International, Inc.	(1,140)	(214,958)	21.2
OceanFirst Financial Corp.	(272)	(3,444)	0.3
PacWest Bancorp	(2,010)	(14,231)	1.4
Palantir Technologies, Inc.	(12,266)	(181,537)	17.9
Pinnacle Financial Partners, Inc.	(130)	(8,107)	0.8
Prosperity Bancshares, Inc.	(122)	(6,654)	0.6
Simmons First National Corp., Class A	(1,000)	(14,210)	1.4
Snowflake, Inc.	(952)	(138,164)	13.6
SouthState Corp.	(170)	(11,237)	1.1
Truist Financial Corp.	(379)	(10,748)	1.1

Security	Shares	Value	% of Basket Value

United States (continued)
U.S. Bancorp	(360)	$(11,477)	1.1%
Valley National Bancorp	(2,691)	(20,936)	2.1
Washington Federal, Inc.	(648)	(15,993)	1.6
Western Alliance Bancorp	(476)	(19,564)	1.9

		(1,029,592)

Total Reference Entity — Short		(1,029,592)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(1,014,795)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$—	$—	$121,444	$—	$—
Options Written	N/A	N/A	131,080	(52,337)	(209,540)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$494,623	$—	$—	$—	$494,623
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	254,717	—	—	254,717
Options purchased
Investments at value — unaffiliated(b)	—	—	390,272	—	—	—	390,272
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	121,444	—	—	—	121,444

	$—	$—	$1,006,339	$254,717	$—	$—	$1,261,056

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$1,838,945	$—	$—	$—	$1,838,945
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	193,727	—	—	193,727
Options written
Options written at value	—	—	209,540	—	—	—	209,540

	$—	$—	$2,048,485	$193,727	$—	$—	$2,242,212

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Schedule of Investments.

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,611,713	$—	$—	$—	$1,611,713
Forward foreign currency exchange contracts	—	—	—	(398,872)	—	—	(398,872)
Options purchased(a)	—	—	226,181	—	—	—	226,181
Options written	—	—	328,869	—	—	—	328,869
Swaps	—	—	29,932	—	—	—	29,932

	$—	$—	$2,196,695	$(398,872)	$—	$—	$1,797,823

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(2,290,162)	$—	$—	$—	$(2,290,162)
Forward foreign currency exchange contracts	—	—	—	450,918	—	—	450,918
Options purchased(b)	—	—	(243,504)	—	—	—	(243,504)
Options written	—	—	6,728	—	—	—	6,728
Swaps	—	—	123,385	—	—	—	123,385

	$—	$—	$(2,403,553)	$450,918	$—	$—	$(1,952,635)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$24,551,202
Average notional value of contracts — short	$13,003,788
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$17,287,168
Average amounts sold — in USD	$12,391,053
Options:
Average value of option contracts purchased	$826,570
Average value of option contracts written	$298,616
Total return swaps:
Average notional value	$(1,136,565)

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$609,242		$17,359
Forward foreign currency exchange contracts	254,717		193,727
Options	390,272	(a)	209,540
Swaps — OTC(b)	121,444		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,375,675		420,626

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(979,799)		(222,979)

Total derivative assets and liabilities subject to an MNA	$395,876		$197,647

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$962	$—	$—	$—	$962
Barclays Bank PLC	10,890	(4,214)	—	—	6,676
BNP Paribas SA	36,576	(36,576)	—	—	—
Citibank N.A.	19,060	(422)	—	—	18,638
Goldman Sachs International	8,403	(1,755)	—	—	6,648
JPMorgan Chase Bank N.A	301,331	(82,838)	—	—	218,493
Morgan Stanley & Co. International PLC	12,004	(9,735)	—	—	2,269
Royal Bank of Canada	6,650	—	—	—	6,650

	$395,876	$(135,540)	$—	$—	$260,336

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Barclays Bank PLC	$4,214	$(4,214)	$—	$—	$—
BNP Paribas SA	91,583	(36,576)	—	—	55,007
Citibank N.A.	422	(422)	—	—	—
Goldman Sachs International	1,755	(1,755)	—	—	—
HSBC Bank PLC	3,530	—	—	—	3,530
JPMorgan Chase Bank N.A.	82,838	(82,838)	—	—	—
Morgan Stanley & Co. International PLC	9,735	(9,735)	—	—	—
Natwest Markets PLC	3,570	—	—	—	3,570

	$197,647	$(135,540)	$—	$—	$62,107

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$1,499,896	$—	$1,499,896
Canada	4,504,638	—	—	4,504,638
China	—	2,373,937	—	2,373,937
France	—	11,669,395	—	11,669,395
Germany	147,534	5,986,793	—	6,134,327
Hong Kong	—	1,213,996	—	1,213,996
Israel	1,420,329	—	—	1,420,329
Italy	—	1,910,834	—	1,910,834
Japan	—	16,753,065	—	16,753,065
Netherlands	1,347,812	9,328,196	—	10,676,008
South Korea	—	1,511,287	—	1,511,287

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2023	BlackRock GA Dynamic Equity Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Spain	$—	$2,036,885	$—	$2,036,885
Switzerland	1,367,767	5,524,709	—	6,892,476
Taiwan	—	1,763,911	—	1,763,911
United Arab Emirates	—	—	—	—
United Kingdom	812,634	9,454,405	—	10,267,039
United States	140,861,586	534,490	—	141,396,076

Corporate Bonds	—	523	—	523

Investment Companies	828,841	—	—	828,841

Preferred Securities
Preferred Stocks	—	512,811	—	512,811

Warrants	22	—	—	22
Short-Term Securities
Money Market Funds	19,907,971	—	—	19,907,971
Options Purchased
Equity Contracts	370,557	19,715	—	390,272

	$171,569,691	$72,094,848	$—	$243,664,539

Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,714	$598,353	$—	$616,067
Foreign Currency Exchange Contracts	—	254,717	—	254,717
Liabilities
Equity Contracts	(2,044,189)	(4,296)	—	(2,048,485)
Foreign Currency Exchange Contracts	—	(193,727)	—	(193,727)

	$(2,026,475)	$655,047	$—	$(1,371,428)

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Statements of Assets and Liabilities  (unaudited)

October 31, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

ASSETS
Investments, at value — unaffiliated(b)	$216,018,825	$222,927,727
Investments, at value — affiliated(c)	14,761,627	20,736,812
Cash pledged:
Collateral — exchange-traded options written	—	955,000
Futures contracts	—	2,293,000
Foreign currency, at value(d)	286,778	234,399
Receivables:
Investments sold	3,667,765	951,763
Swaps	6,119,788	100,339
Capital shares sold	2,109,424	2,231,994
Dividends — unaffiliated	240,563	216,047
Dividends — affiliated	68,332	98,064
Variation margin on futures contracts	—	609,242
Unrealized appreciation on:
Forward foreign currency exchange contracts	258,580	254,717
OTC swaps	1,599,959	121,444
Prepaid expenses	38,286	39,815

Total assets	245,169,927	251,770,363

LIABILITIES
Bank overdraft	1,721,949	800,343
Cash received as collateral for OTC derivatives	4,140,000	—
Options written, at value(e)	8,987	209,540
Payables:
Investments purchased	6,317,907	1,623,550
Swaps	3,007,816	45,881
Accounting services fees	15,061	9,861
Capital shares redeemed	478,726	583,133
Custodian fees	80,760	106,895
Deferred foreign capital gain tax	22,215	—
Investment advisory fees	60,707	67,541
Trustees’ and Officer’s fees	2,306	2,256
Other accrued expenses	15,249	15,490
Professional fees	91,883	86,915
Variation margin on futures contracts	—	17,359
Unrealized depreciation on forward foreign currency exchange contracts	399,997	193,727

Total liabilities	16,363,563	3,762,491

Commitments and contingent liabilities

NET ASSETS	$228,806,364	$248,007,872

NET ASSETS CONSIST OF
Paid-in capital	$233,266,539	$254,738,854
Accumulated loss	(4,460,175)	(6,730,982)

NET ASSETS	$228,806,364	$248,007,872

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$217,894,866	$223,769,292
(c) Investments, at cost — affiliated	$14,761,627	$20,969,551
(d) Foreign currency, at cost	$287,591	$237,439
(e) Premiums received	$7,097	$288,283

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited) (continued)

October 31, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

NET ASSET VALUE

Institutional
Net assets	$228,472,905	$247,673,514

Shares outstanding	19,493,149	19,281,760

Net asset value	$11.72	$12.84

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

Class K
Net assets	$333,459	$334,358

Shares outstanding	28,415	26,006

Net asset value	$11.74	$12.86

Shares authorized	Unlimited	Unlimited

Par value	$0.01	$0.01

(a)	Consolidated Statement of Assets and Liabilities.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations  (unaudited)

Six Months Ended October 31, 2023

	BlackRock GA Disciplined Volatility Equity Fund(a)	BlackRock GA Dynamic Equity Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,655,010	$1,691,527
Dividends — affiliated	268,477	447,015
Foreign taxes withheld	(95,670)	(104,621)

Total investment income	1,827,817	2,033,921

EXPENSES
Investment advisory	321,523	388,301
Transfer agent — class specific	87,485	101,687
Professional	63,093	70,462
Custodian	53,047	38,092
Accounting services	33,121	27,829
Registration	29,898	32,197
Printing and postage	13,101	13,302
Trustees and Officer	3,615	3,678
Miscellaneous	7,373	7,200

Total expenses	612,256	682,748
Less:
Fees waived and/or reimbursed by the Manager	(122,698)	(95,627)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(47,377)	(53,233)

Total expenses after fees waived and/or reimbursed	442,181	533,888

Net investment income	1,385,636	1,500,033

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(b)	(1,405,368)	(1,413,492)
Forward foreign currency exchange contracts	(585,596)	(398,872)
Foreign currency transactions	(2,540)	(20,979)
Futures contracts	16,294	1,611,713
Options written	—	328,869
Swaps	2,666,909	29,932

	689,699	137,171

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(c)	(9,297,326)	(7,371,217)
Investments — affiliated	—	(117,160)
Forward foreign currency exchange contracts	119,339	450,918
Foreign currency translations	(3,333)	(5,406)
Futures contracts	—	(2,290,162)
Options written	(1,890)	6,728
Swaps	878,298	123,385

	(8,304,912)	(9,202,914)

Net realized and unrealized loss	(7,615,213)	(9,065,743)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,229,577)	$(7,565,710)

(a) Consolidated Statement of Operations.
(b) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(22,134)	$—
(c) Net of increase in deferred foreign capital gain tax of	$(16,615)	$—

See notes to financial statements.

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock GA Disciplined Volatility Equity Fund(a)		BlackRock GA Dynamic Equity Fund
	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23	Six Months Ended 10/31/23 (unaudited)	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,385,636	$1,258,651	$1,500,033	$1,341,181
Net realized gain (loss)	689,699	(2,260,128)	137,171	(4,540,375)
Net change in unrealized appreciation (depreciation)	(8,304,912)	10,380,041	(9,202,914)	10,322,198

Net increase (decrease) in net assets resulting from operations	(6,229,577)	9,378,564	(7,565,710)	7,123,004

DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional	(737,809)	(3,187,600)	(523,292)	(574,866)
Class K	(1,749)	(225,291)	(1,035)	(49,813)

Decrease in net assets resulting from distributions to shareholders	(739,558)	(3,412,891)	(524,327)	(624,679)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	126,771,539	42,608,521	111,681,411	80,952,381

NET ASSETS
Total increase in net assets	119,802,404	48,574,194	103,591,374	87,450,706
Beginning of period	109,003,960	60,429,766	144,416,498	56,965,792

End of period	$228,806,364	$109,003,960	$248,007,872	$144,416,498

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund
	Institutional

	Six Months Ended 10/31/23		Year Ended		Year Ended	Period from 11/01/20		Year Ended	Period from 11/30/18	(b)
	(unaudited	)(a)	04/30/23	(a)	04/30/22 (a)	to 04/30/21	(a)	10/31/20 (a)	to 10/31/19

Net asset value, beginning of period	$12.13		$11.66		$12.84	$10.90		$11.20	$10.31

Net investment income(c)	0.10		0.17		0.12	0.07		0.16	0.23
Net realized and unrealized gain (loss)		(0.45)	0.69		(0.49)	2.06		0.01	0.91

Net increase (decrease) from investment operations		(0.35)	0.86		(0.37)	2.13		0.17	1.14

Distributions(d)
From net investment income		(0.06)	(0.39)		(0.08)	(0.06)		(0.32)	(0.25)
From net realized gain	—		—		(0.73)	(0.13)		(0.15)	—

Total distributions		(0.06)	(0.39)		(0.81)	(0.19)		(0.47)	(0.25)

Net asset value, end of period	$11.72		$12.13		$11.66	$12.84		$10.90	$11.20

Total Return(e)
Based on net asset value	(2.91	)%(f)	7.67%		(3.35)%	19.67	%(f)	1.56%	11.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.76	%(h)	1.00%		1.37%	5.18	%(h)(i)	5.27%	6.39	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.55	%(h)	0.55%		0.55%	0.55	%(h)	0.54%	0.55	%(h)

Net investment income	1.72	%(h)	1.46%		0.99%	1.12	%(h)	1.51%	2.39	%(h)

Supplemental Data
Net assets, end of period (000)	$228,473		$108,719		$53,758	$97		$78	$33

Portfolio turnover rate	82	%(k)	252	%(k)	121%	57%		125%	125%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.46%.
(j)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 5.55%.
(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Disciplined Volatility Equity Fund (continued)
	Class K

	Six Months Ended 10/31/23		Year Ended		Year Ended	Period from 11/01/20		Year Ended	Year Ended	Year Ended
	(unaudited	)(a)	04/30/23	(a)	04/30/22 (a)	to 04/30/21	(a)	10/31/20 (a)	10/31/19	10/31/18

Net asset value, beginning of period	$12.14		$11.67		$12.85	$10.91		$11.21	$9.97	$10.30

Net investment income(b)	0.12		0.19		0.14	0.07		0.17	0.25	0.20
Net realized and unrealized gain (loss)		(0.46)	0.67		(0.51)	2.06		0.01	1.24	(0.38)

Net increase (decrease) from investment operations		(0.34)	0.86		(0.37)	2.13		0.18	1.49	(0.18)

Distributions(c)
From net investment income		(0.06)	(0.39)		(0.08)	(0.06)		(0.33)	(0.25)	(0.15)
From net realized gain	—		—		(0.73)	(0.13)		(0.15)	—	—

Total distributions		(0.06)	(0.39)		(0.81)	(0.19)		(0.48)	(0.25)	(0.15)

Net asset value, end of period	$11.74		$12.14		$11.67	$12.85		$10.91	$11.21	$9.97

Total Return(d)
Based on net asset value	(2.82	)%(e)	7.71%		(3.32)%	19.68	%(e)	1.60%	15.12%	(1.83)%

Ratios to Average Net Assets(f)
Total expenses	0.66	%(g)	0.93%		2.82%	4.99	%(g)(h)	4.86%	5.66%	3.64%

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.50%		0.50%	0.50	%(g)	0.50%	0.50%	0.52%

Net investment income	1.99	%(g)	1.69%		1.10%	1.21	%(g)	1.56%	2.35%	1.88%

Supplemental Data
Net assets, end of period (000)	$333		$285		$6,672	$6,901		$5,765	$5,674	$5,017

Portfolio turnover rate	82	%(i)	252	%(i)	121%	57%		125%	125%	184%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.26%.
(i)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund
	Institutional

	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Period from 11/30/18 to 10/31/19	(a)

Net asset value, beginning of period	$13.14		$12.68		$15.33		$11.73		$10.92		$10.32

Net investment income(b)	0.10		0.19		0.14		0.06		0.11		0.17
Net realized and unrealized gain (loss)		(0.36)	0.35		(1.40)		3.63		0.80		0.81

Net increase (decrease) from investment operations		(0.26)	0.54		(1.26)		3.69		0.91		0.98

Distributions(c)
From net investment income		(0.04)	(0.08)		(0.14)		(0.09)		(0.10)		(0.23)
From net realized gain	—		—		(1.25)		—		—		(0.15)

Total distributions		(0.04)	(0.08)		(1.39)		(0.09)		(0.10)		(0.38)

Net asset value, end of period	$12.84		$13.14		$12.68		$15.33		$11.73		$10.92

Total Return(d)
Based on net asset value	(2.01	)%(e)	4.34%		(9.33)%		31.58	%(e)	8.35%		9.97	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.70	%(g)	0.99%		1.49%		5.34	%(g)(h)	5.92%		7.07	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.55	%(g)	0.55%		0.55%		0.55	%(g)	0.54%		0.54	%(g)

Net investment income	1.55	%(g)	1.49%		1.01%		0.88	%(g)	1.01%		1.83	%(g)

Supplemental Data
Net assets, end of period (000)	$247,674		$144,144		$49,823		$121		$88		$34

Portfolio turnover rate	25	%(j)	65	%(j)	66	%(j)	32	%(j)	73	%(j)	74%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.48%.
(i)	Includes non-recurring expenses of offering costs. Without these costs, total expenses would have been 6.21%.
(j)	Excludes underlying investments in total return swaps.

See notes to financial statements.

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock GA Dynamic Equity Fund (continued)
	Class K
	Six Months Ended 10/31/23 (unaudited)		Year Ended 04/30/23		Year Ended 04/30/22		Period from 11/01/20 to 04/30/21		Year Ended 10/31/20		Year Ended 10/31/19	Year Ended 10/31/18

Net asset value, beginning of period	$13.15		$12.69		$15.34		$11.74		$10.92		$10.17	$10.97

Net investment income(a)	0.08		0.19		0.14		0.06		0.12		0.19	0.13
Net realized and unrealized gain (loss)		(0.33)	0.36		(1.40)		3.64		0.80		0.94	(0.60)

Net increase (decrease) from investment operations		(0.25)	0.55		(1.26)		3.70		0.92		1.13	(0.47)

Distributions(b)
From net investment income		(0.04)	(0.09)		(0.14)		(0.10)		(0.10)		(0.23)	(0.17)
From net realized gain	—		—		(1.25)		—		—		(0.15)	(0.16)

Total distributions		(0.04)	(0.09)		(1.39)		(0.10)		(0.10)		(0.38)	(0.33)

Net asset value, end of period	$12.86		$13.15		$12.69		$15.34		$11.74		$10.92	$10.17

Total Return(c)
Based on net asset value	(1.93	)%(d)	4.38%		(9.29)%		31.59	%(d)	8.49%		11.58%	(4.54)%

Ratios to Average Net Assets(e)
Total expenses	0.60	%(f)	1.04%		2.83%		5.15	%(f)(g)	5.50%		6.24%	3.43%

Total expenses after fees waived and/or reimbursed	0.50	%(f)	0.50%		0.50%		0.50	%(f)	0.50%		0.50%	0.52%

Net investment income	1.18	%(f)	1.55%		0.94%		0.93	%(f)	1.05%		1.85%	1.16%

Supplemental Data
Net assets, end of period (000)	$334		$273		$7,142		$7,875		$5,984		$5,517	$5,118

Portfolio turnover rate	25	%(h)	65	%(h)	66	%(h)	32	%(h)	73	%(h)	74%	205%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Audit and printing were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.28%.
(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements (unaudited)

1. ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock GA Disciplined Volatility Equity Fund	GA Disciplined Volatility Equity	Diversified
BlackRock GA Dynamic Equity Fund	GA Dynamic Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of GA Disciplined Volatility Equity include the account of Cayman GA Disciplined Volatility Equity Fund, Ltd. (the “Cayman Subsidiary”), which is a wholly-owned subsidiary of GA Disciplined Volatility Equity and primarily invests in commodity-related instruments. The Cayman Subsidiary enables GA Disciplined Volatility Equity to hold these commodity-related instruments and satisfy regulated investment company tax requirements. GA Disciplined Volatility Equity may invest up to 25% of its total assets in the Cayman Subsidiary. The net assets of the Cayman Subsidiary as of period end were $124,815, which is 0.1% of GA Disciplined Volatility Equity’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Cayman Subsidiary is subject to the same investment policies and restrictions that apply to GA Disciplined Volatility Equity, except that the Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.  SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)  (continued)

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period and as of the report date. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Cayman Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiary in any taxable year, the loss will generally not be available to offset the Funds’ ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on overdrafts, subject to certain conditions.

3.  INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (unaudited)  (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (unaudited)  (continued)

4.  SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

5.  DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument

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Notes to Financial Statements  (unaudited)  (continued)

subject to being called by the option counterparty. When the Funds write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of

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Notes to Financial Statements  (unaudited)  (continued)

Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	GA Disciplined Volatility Equity	GA Dynamic Equity

First $1 billion	0.40%	0.40%
$1 billion — $3 billion	0.38	0.38
$3 billion — $5 billion	0.36	0.36
$5 billion — $10 billion	0.35	0.35
Greater than $10 billion	0.34	0.34

The Manager provides investment management and other services to the Cayman Subsidiary. The Manager does not receive separate compensation from the Cayman Subsidiary for providing investment management or administrative services. However, GA Disciplined Volatility Equity pays the Manager based on the Fund’s net assets, which includes the assets of the Cayman Subsidiary.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

For the six months ended October 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Total

GA Disciplined Volatility Equity	$87,485	$87,485
GA Dynamic Equity	101,687	101,687

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended October 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Disciplined Volatility Equity	$3,856
GA Dynamic Equity	6,306

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Dynamic Equity	$1,797

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (unaudited)  (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Class K

GA Disciplined Volatility Equity	0.55%	0.50%
GA Dynamic Equity	0.55	0.50

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2025, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2023, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

GA Disciplined Volatility Equity	$118,842
GA Dynamic Equity	87,524

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager — class specific in the Statements of Operations. For the six months ended October 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific
Fund Name	Institutional	Total

GA Disciplined Volatility Equity	$47,377	$47,377
GA Dynamic Equity	53,233	53,233

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective June 1, 2024, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

As of October 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring
Fund Name/Fund Level/Share Class	04/30/24	06/01/24

GA Disciplined Volatility Equity
Fund Level	$299,379	$475,764
Institutional	6,218	72,576
Class K	12	19
GA Dynamic Equity
Fund Level	339,911	447,564
Institutional	4,362	82,459
Class K	17	23

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2023, the Funds did not participate in the Interfund Lending Program.

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Notes to Financial Statements  (unaudited)  (continued)

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.  PURCHASES AND SALES

For the six months ended October 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales

GA Disciplined Volatility Equity	$248,214,657	$126,289,311
GA Dynamic Equity	145,401,491	43,832,466

8.  INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2023, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring Capital Loss Carryforwards(a)

GA Disciplined Volatility Equity	$(4,349,730)
GA Dynamic Equity	(3,146,066)

(a)	Amounts available to offset future realized capital gains.

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

GA Disciplined Volatility Equity	$233,898,061	$10,817,845	$(12,478,802)	$(1,660,957)
GA Dynamic Equity	247,091,204	11,899,203	(16,409,013)	(4,509,810)

9.  BANK BORROWINGS

The Trust, on behalf of each Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2023, the Funds did not borrow under the credit agreement.

10.  PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

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Notes to Financial Statements  (unaudited)  (continued)

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent each Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchases and exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded options purchases and exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

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Notes to Financial Statements  (unaudited)  (continued)

11.  CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 10/31/23		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

GA Disciplined Volatility Equity
Institutional
Shares sold	12,363,671	$148,826,077	8,138,425	$91,849,732
Shares issued in reinvestment of distributions	59,119	737,809	286,292	3,187,600
Shares redeemed	(1,892,453)	(22,854,073)	(4,073,303)	(46,321,943)

	10,530,337	$126,709,813	4,351,414	$48,715,389

Class K
Shares sold	4,869	$60,278	887	$11,948
Shares issued in reinvestment of distributions	140	1,749	20,223	225,291
Shares redeemed	(24)	(301)	(569,489)	(6,344,107)

	4,985	$61,726	(548,379)	$(6,106,868)

	10,535,322	$126,771,539	3,803,035	$42,608,521

	Six Months Ended 10/31/23		Year Ended 04/30/23
Fund Name / Share Class	Shares	Amounts	Shares	Amounts

GA Dynamic Equity
Institutional
Shares sold	9,886,650	$132,657,531	9,458,004	$118,059,596
Shares issued in reinvestment of distributions	37,458	523,292	47,267	574,866
Shares redeemed	(1,610,285)	(21,572,312)	(2,467,838)	(30,970,420)

	8,313,823	$111,608,511	7,037,433	$87,664,042

Class K
Shares sold	5,212	$72,073	—	$—
Shares issued in reinvestment of distributions	74	1,035	4,111	49,813
Shares redeemed	(15)	(208)	(546,365)	(6,761,474)

	5,271	$72,900	(542,254)	$(6,711,661)

	8,319,094	$111,681,411	6,495,179	$80,952,381

As of October 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Class K

GA Disciplined Volatility Equity	22,654
GA Dynamic Equity	20,618

12.  SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met on April 18, 2023 (the “April Meeting”) and May 23-24, 2023 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock GA Disciplined Volatility Equity Fund (“Disciplined Volatility Equity Fund”) and BlackRock GA Dynamic Equity Fund (“Dynamic Equity Fund”) (each a “Fund” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, Disciplined Volatility Equity Fund underperformed, outperformed and outperformed, respectively, its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its benchmark during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, Dynamic Equity Fund outperformed, outperformed, and underperformed, respectively, its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its benchmark during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	51

Disclosure of Investment Advisory Agreement  (continued)

BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of Dynamic Equity Fund’s and Disciplined Volatility Equity Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the pertinent Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 537-4942; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information  (continued)

BlackRock Privacy Principles (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Accounting Agent	Independent Registered Public Accounting Firm
State Street Bank and Trust Company	Deloitte & Touche LLP
Boston, MA 02114	Boston, MA 02116

Custodian	Legal Counsel
Brown Brothers Harriman & Co.	Sidley Austin LLP
Boston, MA 02109	New York, NY 10019

Transfer Agent	Address of the Funds
BNY Mellon Investment Servicing (US) Inc.	100 Bellevue Parkway
Wilmington, DE 19809	Wilmington, DE 19809

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Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

INR	Indian Rupee

JPY	Japanese Yen

KRW	South Korean Won

SEK	Swedish Krona

SGD	Singapore Dollar

TWD	New Taiwan Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

CVA	Certificaten Van Aandelen (Dutch Certificate)

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SPDR	Standard & Poor’s Depository Receipt

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

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This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MASGA-10/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: December 21, 2023